UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

   FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 17, 2018

WYNN RESORTS, LIMITED
(Exact name of registrant as specified in its charter)

Nevada	000-50028	46-0484987
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3131 Las Vegas Boulevard South Las Vegas, Nevada		89109
(Address of principal executive offices)		(Zip Code)
(702) 770-7555
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in its definitive proxy statement filed on April 18, 2018, Wynn Resorts, Limited (the "Company") entered into the following agreements on April 17, 2018, consistent with its historical practice of confirming the terms of its executive's employment in written agreements.

The Company entered into an amended and restated employment agreement with Matt Maddox, Chief Executive Officer and President of the Company (the "2018 Maddox Employment Agreement"). The 2018 Maddox Employment Agreement is effective as of February 27, 2018 and contains substantially the same terms as his previous employment agreement with the Company, except as described herein. The 2018 Maddox Employment Agreement provides for a base salary of $2,000,000 per year and a target annual bonus equal to 250% of the annual base salary Mr. Maddox receives during the applicable year, and extends the termination date of the agreement from December 31, 2019 to February 27, 2021. The 2018 Maddox Employment Agreement provides that, upon termination without "cause" by the Company or upon termination by the executive due to a "material breach" at any time by the Company or for "good reason" following a "change of control" (as these terms are defined in the 2018 Maddox Employment Agreement), subject to the execution of a release of claims, Mr. Maddox is entitled to a separation payment equal to the sum of the following: base salary for the remainder of the term of the employment agreement, but not less than 18 months; bonus projected for all bonus periods through the end of the term of the employment agreement (based upon the last bonus paid pursuant to the employment agreement), but not less than the preceding bonus that was paid; and any accrued but unpaid vacation pay. Pursuant to the 2018 Maddox Employment Agreement, Mr. Maddox agreed to the cancellation of his right to an excise tax gross-up that previously was payable in connection with any separation payments.

The Company entered into a first amendment (the "Sinatra Amendment") to the Amended and Restated Employment Agreement, dated as of February 28, 2017, by and between the Company and Kim Sinatra, the Company's Executive Vice President and General Counsel. Pursuant to the Sinatra Amendment, Ms. Sinatra agreed to the cancellation of her right to an excise tax gross-up that previously was payable in connection with any separation payments, resulting in the elimination of all excise tax-gross up in the Company's compensation program.

The Company entered into a first amendment (the "Billings Amendment") to the Employment Agreement, dated as of March 1, 2017, by and between the Company and Craig Billings, the Company's Chief Financial Officer and Treasurer. The Billings Amendment, effective as of March 1, 2018, provides for an annual base salary of $875,000 and extends the term of his agreement by one year.

Pursuant to the 2018 Maddox Employment Agreement, the Billings Amendment, and the Sinatra Amendment, the Company amended restricted stock awards granted to Mr. Maddox and Ms. Sinatra in 2017 covering 200,000 and 100,000 shares, respectively, and granted restricted stock awards covering 50,000 shares to Mr. Maddox and 25,000 shares to Mr. Billings. Vesting of 60% of the new and amended restricted stock awards is subject to the achievement of pre-established financial performance goals over each of the next three years that are based upon property-level revenue and Adjusted Property EBITDA, instead of vesting solely on the basis of continued employment. The remaining 40% of the restricted stock grants vest in equal installments on the basis of continued employment through 2020 and 2021, with respect to the amended awards, and through 2022 and 2023, with respect to the new restricted stock awards. Each of the restricted stock awards described above were granted pursuant to the Company's 2014 Omnibus Incentive Plan.

Finally, the 2018 Maddox Employment Agreement, the Billings Amendment, and the Sinatra Amendment amend the definition of "change of control" to delete a reference to Mr. Wynn and his affiliates and provide that their restricted stock grants will, to the extent not previously forfeited, (i) vest pro rata for the number of months served since the grant date upon termination by the Company without "cause" or upon termination by the executive due to a "material breach" at any time by the Company and (ii) vest in full upon termination by the executive for "good reason" following a "change of control" or termination in the event of death or disability.

The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to the full text of the 2018 Maddox Employment Agreement, the Billings Amendment and the Sinatra Amendment, which will be filed as exhibits to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2018.

Additional Information and Where to Find It

The Company has filed a definitive proxy statement and a form of associated proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the Company’s 2018 Annual Meeting of Shareholders. THE COMPANY’S SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT, THE ACCOMPANYING PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The Company’s shareholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC free of charge at the SEC’s website at www.sec.gov. Copies will also be available free of charge at the Company’s website at wynnresorts.com.

Certain Information Regarding Participants

The Company, its directors and certain of its executive officers are participants in the solicitation of proxies from the Company’s shareholders in connection with the matters to be considered at the Company’s 2018 Annual Meeting of Shareholders. Information about the Company’s directors and executive officers is available in the Company’s proxy statement filed with the SEC on April 18, 2018 with respect to the Company’s 2018 Annual Meeting of Shareholders. To the extent holdings of the Company’s securities by such directors or executive officers have changed since the amounts printed in the proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WYNN RESORTS, LIMITED

Dated: April 20, 2018	By:	/s/ Kim Sinatra
Kim Sinatra
Executive Vice President and General Counsel